                                                                      Exhibit 99

                               PURCHASE AGREEMENT

                  THIS AGREEMENT is made as of the 23/rd/ day of January, 2002, by and between Trimeris, Inc., a corporation organized under the laws of the State of Delaware (the "Company") with its principal offices at 3518 Westgate
                        -------
Drive, Suite 300, Durham, North Carolina 27707, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").
                                                        ---------

                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                  SECTION 1. Authorization of Sale of the Shares. The Company
                             -----------------------------------
has authorized the issuance and sale, subject to the terms and conditions of this Agreement, of up to 1,257,500 shares (the "Shares") of common stock, par
                                                ------
value $.001 per share (the "Common Stock"), of the Company. The Company reserves
                            ------------
the right to increase or decrease the number of shares of Common Stock to be sold in this private placement prior to the Closing Date.

                  SECTION 2. Agreement to Sell and Purchase the Shares. At the
                             -----------------------------------------
Closing (as defined in Section 3), the Company will sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

                                  Price Per
        Number to Be               Share in                Aggregate
         Purchased                  Dollars                  Price
        ------------              ---------                ---------

                  The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to
                                             ----------------
complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this
                                                       ----------
Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement
                                           ----------
Agent" shall mean Lehman Brothers Inc. If the Closing Date has not occurred on or prior to the date that is 120 calendar days after the date hereof, the Company's obligation to sell and the Purchaser's obligation to purchase the Shares will expire as of such date.

                  SECTION 3. Delivery of the Shares at the Closing. The
                             -------------------------------------
completion of the purchase and sale of the Shares (the "Closing") shall occur at
                                                        -------
the offices of Wilson Sonsini Goodrich & Rosati, P.C., 12 East 49th St., 30th Floor, New York, New York 10017 as soon as practicable on the date agreed by the parties hereto, but in no event later than three business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but in any event not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the "Closing Date"). The Closing shall occur
                            ------------
at a time to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

                At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities
                                                                     ----------
Act") provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in
---
which the stock certificates are to be registered are set forth in the Investor Suitability Questionnaire attached hereto as part of Appendix I. The Company's
                                                     ----------
obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of purchases and sales under the Agreements with each other Purchaser; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the condition that the representations and warranties made by the Company herein are accurate in all material respects and that the Company has fulfilled, in all material respects, all undertakings to be fulfilled prior to Closing. The Purchaser's obligations hereunder shall be subject to completion of the purchases and sales under all of the Agreements in an aggregate amount of at least $25,000,000.

                SECTION 4. Representations, Warranties and Covenants of the
                           ------------------------------------------------
Company. The Company as of the date hereof represents and warrants to, and
-------
covenants with, the Purchaser as follows:

                4.1 Organization and Qualification. The Company is a corporation
                    ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to be so qualified would not reasonably be expected to have a Material Adverse Effect (as defined herein). The Company has no Subsidiaries. True and complete copies of the Company's Certificate of Incorporation and Bylaws have been filed by the Company with the United States Securities and Exchange Commission (the "Commission") and have been made available to the
                          ----------
Purchaser. The Company has all requisite power and authority and has all necessary approvals, licenses, permits and authorizations to own, operate or lease its properties and to carry on its business as now conducted, except where the failure to have any such approval, license, permit or authorization would not reasonably be expected to have a Material Adverse Effect (as defined herein). For the purposes of this Agreement, the term "Subsidiary" shall mean
                                                       ----------
any (A) firm, corporation, partnership, limited liability company, trust or other entity (a "Person") of which the Company owns directly or indirectly
                 ------
through a subsidiary, nominee arrangement or otherwise (1) at least a majority of the outstanding voting capital stock (or other outstanding voting shares of beneficial interest) or (2) at least a majority of the partnership, membership, joint venture or similar interests, or (B) partnership in which the Company is a general partner.

                4.2   Authorized Capital Stock. The authorized capital stock of
                      ------------------------
the Company consists of 60,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock"). As of the
                                                 ---------------
close of business on January 18, 2002, no shares of Preferred Stock were issued and outstanding, and 17,414,381 shares of the Company's Common Stock were issued and outstanding; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as disclosed above or in the filings the Company has made under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act (collectively, the "SEC
              ------------                                             ---
Filings"), the Company does not have outstanding any options to purchase, or any
-------
preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, or any obligation to repurchase, redeem or otherwise acquire any outstanding security of the Company. Except as specifically referenced in the SEC Filings, there are no stockholder agreements, voting agreements or similar agreements or arrangements with respect to the Common Stock to which the Company is a party, or, to the knowledge of the Company, between or among any of the Company's stockholders.

                4.3   Issuance, Sale and Delivery of the Shares. The Shares have
                      -----------------------------------------
been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase the Company's capital stock exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement to be filed by it pursuant to Section 7.1 (the "Registration
                                                          ------------
Statement")) to require the Company to register the sale of any shares owned by
---------
such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares by the Company, or the filing of a registration statement with the Commission, as contemplated herein.

                4.4   Due Execution, Delivery and Performance of this Agreement.
                      ---------------------------------------------------------
The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement will not violate any provision of the Certificate of Incorporation or By-laws of the Company in effect on the date of this Agreement and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its respective properties may be bound or affected and in each case which would have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect") or, to the Company's knowledge, any
                -----------------------
statute or any authorization, judgment, decree, order, rule or regulation (collectively, "Laws") of any court or any foreign, federal, state or local
                ----
regulatory body, administrative agency or other governmental body (each, a "Governmental Authority") applicable to the Company or any of its respective
 ----------------------
properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon its execution and delivery, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.3 hereof may be held violative of public policy and therefore legally unenforceable.

                4.5   Accountants. KPMG LLP, who has expressed its opinion with
                      -----------
respect to the consolidated financial statements included in the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2000 (the "Form 10-K/A"), and incorporated by reference in the Registration
           -----------
Statement and the Prospectus which forms a part thereof, has represented to the Company that KPMG LLP is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and
                                                               ---------
Regulations"). The financial statements of the Company and the related notes
-----------
contained in the SEC Filings present fairly in all material respects the financial position of the Company as of the dates indicated, and the results of operations and cash flows for the periods specified therein. Except as specified in the notes thereto and except, in the case of unaudited interim financial statements, as may be permitted by the Commission with respect to quarterly reports on Form 10-Q under the Exchange Act, such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout
                                 ----
the periods therein specified, except that the unaudited interim financial statements do not include footnote disclosure of the type associated with audited financial statements and were or are subject to normal and recurring year-end adjustments. Such financial statements are in all material respects in agreement with the books and records of the Company. The Company keeps proper accounting records in which all material assets and liabilities, and all material transactions, of the Company are recorded in conformity with GAAP.

                4.6   No Defaults. Except as disclosed in the SEC Filings, and
                      -----------
except as to defaults, violations and breaches which individually or in the aggregate, would not have a Material Adverse Effect, the Company is not in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it is or any of its properties are, bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default, as defined in such documents, on the part of the Company, except such defaults which individually, or in the aggregate, would not have a Material Adverse Effect.

                4.7   Contracts. Except as set forth on Schedule 4.7, all
                      ---------
material agreements to which the Company is a party and which are required to have been filed by the Company pursuant to the Securities Act, the Exchange Act and/or the Rules and Regulations have been filed by the Company with the Commission pursuant to the requirements of the Securities Act and/or the Exchange Act, as applicable, and the Rules and Regulations. As of the date hereof, each such agreement is in full force and effect and is binding on the Company and, to the Company's knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company's knowledge, any other party thereto is in breach of or default under any such agreement, which breach or default would have a Material Adverse Effect. The Company has not received any written notice regarding the termination of any such agreements.

                4.8   No Actions. Except as disclosed in the SEC Filings, there
                      ----------
are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, which actions, suits or proceedings, individually or in the aggregate, are reasonably expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or which, if determined adversely to the Company, would have a Material Adverse Effect; and, to the Company's knowledge, no labor disturbance by the employees of the Company exists, or is imminent, which would reasonably be expected to have a Material Adverse Effect. The Company is not party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body, which has, or would reasonably be expected to have, a Material Adverse Effect.

                4.9   Properties. The Company has good title to all the
                      ----------
properties and assets reflected as owned by it in the financial statements included in the SEC Filings and that it otherwise purports to own, and such properties and assets are not subject to any lien, mortgage, pledge, charge, claim or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the SEC Filings, or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business. Except as disclosed in the SEC Filings, the Company owns or leases all such properties as are necessary to its operations as now conducted.

                4.10  No Material Change. Since September 30, 2001, and except
                      ------------------
as described in the SEC Filings, (i) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors, or any increase in indebtedness material to the Company (other than in the ordinary course of business); (v) the Company has conducted its business only in the ordinary course of business in accordance with past practice; and (vi) there has not been a material adverse change in the financial condition, properties, business, prospects or results of operations of the Company.

            4.11 Intellectual Property. Except as disclosed in the SEC Filings
                 ---------------------
and to the Company's knowledge, (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted (collectively, the "Intellectual Property"); and, (ii) (a)
                                        ---------------------
there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company that would preclude the Company from conducting its business as currently conducted, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims that would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material actions, suits, proceedings and claims; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

            4.12 Compliance. The Company has been advised that, and to the
                 ----------
Company's knowledge, it is conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; in each case, except where failure to be in compliance would not have a Material Adverse Effect.

            4.13 Taxes. The Company has filed all necessary federal, state and
                 -----
foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency that has been or might be asserted or threatened against it that would have a Material Adverse Effect.

            4.14 Transfer Taxes. On the Closing Date, all stock transfer or
                 --------------
other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

            4.15 Investment Company. The Company is not an "investment company"
                 ------------------
or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will conduct its business in a manner such that it will not become subject to such Act.

            4.16 Offering Materials. The Company has not distributed and will
                 ------------------
not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the documents described in
Section 4.19 hereof. The Company has not in the past nor will it in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company that would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be exempt from the registration requirements of the Securities Act and the Rules and Regulations.

            4.17 Insurance. The Company maintains insurance of the types,
                 ---------
against such losses and in the amounts and with such insurers as are customary in the Company's industry and otherwise reasonably prudent, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

            4.18 Contributions. The Company has not at any time since its
                 -------------
incorporation, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

            4.19 Additional Information. The information contained in the
                 ----------------------
following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended:

                 (a) The confidential private placement memorandum, as dated January 22, 2002 (the "PPM");
                                   ---

                 (b)    the Form 10-K/A;

                 (c) the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2001;

                 (d)    the draft Registration Statement; and

                 (e) all other documents, if any, filed by the Company with the Commission since September 30, 2001 pursuant to the reporting requirements of the Exchange Act and the Rules and Regulations, as amended.

            4.20 Legal Opinion. Prior to the Closing, Wilmer, Cutler &
                 -------------
Pickering, counsel to the Company, will deliver its legal opinion to the Placement Agent substantially in the form attached hereto as Exhibit A. Such
                                                             ---------
opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

            4.21 Intellectual Property Opinion. Prior to the Closing, Pennie &
                 -----------------------------
Edmonds LLP, patent counsel for the Company, will deliver its legal opinion to the Placement Agent substantially in the form attached hereto as Exhibit B. Such
                                                                 ---------
opinion shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

            4.22 Commission Reports. The Company has filed with the Commission
                 ------------------
all documents required to be filed with the Commission since December 31, 2000. Except to the extent that they may have been subsequently amended, superseded or otherwise modified prior to the date hereof by subsequent reports or filings, as of their respective filing dates, all such filings complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations. Except to the extent they may have been subsequently amended, superseded or otherwise modified prior to the date hereof by subsequent reports or filings, as of their respective filing dates, each such filing did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


            4.23 Rule 144. The Company will file, on a timely basis, the reports
                 --------
required to be filed by it under the Securities Act and the Exchange Act and the Rules and Regulations (or, if the Company is not required to file such reports it will, upon the request of any holder of the Shares purchased hereunder, make publicly available such information as necessary to permit the sales of such Shares pursuant to Rule 144 under the Securities Act), and it will take such further action as any such holder may reasonably request to enable such holder to sell Shares purchased hereunder without registration under the Securities Act within the limitation of the exemption provided by (A) Rule 144 under the Securities Act, as amended from time to time; or (B) any similar rule or regulation hereafter adopted by the Commission. Upon the request of a holder, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

            4.24 Form S-3 Eligibility. As of the date hereof, the Company meets
                 --------------------
the requirements for use of Form S-3 for registration of the resale of the Shares as contemplated herein.

            4.25 Regulatory Matters.
                 ------------------

                 (a) As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act and the Regulations thereunder ("FDCA") (each such product, a "Regulated Product") that is manufactured, tested, distributed and/or marketed by the Company, such

            Regulated Product is being manufactured, tested, distributed and/or marketed in substantial compliance with all applicable requirements under FDCA and similar state and foreign laws and regulations, including but not limited to those relating to investigational use, premarket clearance, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security, except where lack of compliance would not have a Material Adverse Effect.

                 (b) The Company has not received any written notices or correspondence from the FDA or any other Governmental Authority requiring the termination, suspension or material modification of any tests or evaluations conducted on behalf of the Company.

            4.26 Certificate. At the Closing, the Company will deliver to the
                 -----------
Purchaser a certificate executed by the chief executive officer, the chief financial or accounting officer or the chief business officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

            SECTION 5. Representations, Warranties and Covenants of the
                       ------------------------------------------------
Purchaser.
---------

            5.1 The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems necessary and relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in
Section 2 above in the ordinary course of its business and for its own account for investment purposes only and with no present intention of distributing any of such Shares, and no arrangement or understanding exists with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under
Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations nor will the Purchaser engage in any short sale that results in a disposition of any of the Shares by Purchaser in violation of the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of
                                         ----------
the Registration Statement, and the information in such Registration Statement Questionnaire is true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement (provided that Purchaser shall be entitled to update such information prior to the effective date of the Registration Statement); (v) the Purchaser has, in
connection with its decision to purchase the number of Shares set forth in
Section 2 above, relied solely upon the SEC Filings, the PPM, the draft Registration Statement and the representations and warranties of the Company contained herein; and (vi) the Purchaser has completed or caused to be completed the Investor Suitability Questionnaire attached hereto as part of Appendix I,
                                                                  ----------
the information in such Investor Suitability Questionnaire is true and correct as of the date hereof and will be true and correct as of the Closing, and the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (vii) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares or the Company is no longer required to keep the Registration Statement effective.

            5.2 The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

            5.3 The Purchaser understands that any information provided to the Purchaser by the Company is strictly confidential and proprietary to the Company and has been prepared from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use. The Purchaser agrees to use such information for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing such information, this Purchase Agreement, or any other offering materials, in whole or in part, or divulging or discussing any of their contents except for use internally and by its legal counsel and except as required by law or legal process. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential until such time as the Company makes a public announcement of the sale of Shares, which will occur no later than two business days following the Closing Date. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized public disclosure of information regarding this offering may cause the Company to violate Regulation FD.

            5.4 The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

            5.5 The Purchaser understands that no Governmental Authority has passed upon or made any recommendation or endorsement of the Shares.

            5.6 The Purchaser understands that, until such time as the Shares may be sold by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

                "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any other jurisdiction. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act and applicable state securities laws, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under the Act or any applicable state securities laws or unless sold pursuant to Rule 144 under the Act."

                5.7 The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

                5.8 The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii)
                                                   -----------
executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied.

                5.9 The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Company, this Agreement shall constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be held violative of public policy and therefore legally unenforceable.

                SECTION 6. Survival of Representations, Warranties and
                           -------------------------------------------
Agreements. Notwithstanding any investigation made by any party to this
----------
Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

                SECTION 7.   Registration of the Shares; Compliance with the
                             -----------------------------------------------
Securities Act.
--------------

               7.1    Registration Procedures and Expenses.  The Company shall:
                      ------------------------------------

                      (a) as soon as reasonably practicable, but in no event later than 15 days following the Closing Date, prepare and file with the Commission the Registration Statement on Form S-3 or other available form relating to the sale of the Shares by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                      (b) use commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Registration Statement to become effective promptly following clearance by the Commission and, in any event, use its commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within 75 days after the Closing Date;


                      (c) use its commercially reasonable efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Shares (subject to the Company receiving notification and all necessary information from the selling stockholders described therein and their respective transferees, assignees and donees) and keep the Registration Statement effective and free from any material misstatement or omission until the date on which the Shares may be resold by non-affiliates of the Company without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

                      (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and all amendments thereof or supplements thereto and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however,
                                                          --------  -------
               that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

                      (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser and keep such qualification or registration in effect for so long as the Registration Statement is in effect; provided,
                                                                       --------
               however, that the Company shall not be required to qualify to do
               -------
               business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                      (f) notify the holder of any Shares purchased hereunder as promptly as practicable (1) when a prospectus or any prospectus supplement or post-effective amendment with respect to the Registration Statement is proposed to be filed; (2) when the Registration Statement has become effective; (3) of any request by the Commission or any other Governmental Authority for amendments or supplements to the Registration Statement or related prospectus or for additional information; (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose; or (5) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

                      (g) provide a transfer agent and registrar for all Shares covered by the Registration Statement not later than the effective date of the Registration Statement;

                      (h) timely notify the Nasdaq National Market of the issuance of the Shares;

                      (i) bear all expenses in connection with the procedures in paragraphs (a) through (h) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

               The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related to the Registration Statement to be completed by the Purchaser is attached hereto as Appendix I.
----------

               7.2    Transfer of Shares After Registration. The Purchaser
                      -------------------------------------
agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 in the section titled "Plan of Distribution," or in compliance with Rule 144 or another exemption from registration and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

               7.3    Indemnification.  For the purpose of this Section 7.3:
                      ---------------

                      (i) the term "Purchaser/Affiliate" shall mean any affiliates of the Purchaser and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                      (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

                      (a) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory Law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or
                                             ----------
     supplement thereto; (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made; (iii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained in this Agreement; or (iv) any failure of the Company to perform its obligations hereunder or under Law, and will reimburse the Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not
                                   --------  -------
     be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon: (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5.8 or 7.2 hereof respecting the sale of the Shares; (iii) the inaccuracy of any representations or warranties made by the Purchaser herein; or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                (b) The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
          Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5.8 or 7.2 hereof respecting the sale of the Shares or (ii) the inaccuracy of any representation or warranty made by the Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                (c)  Promptly after receipt by an indemnified party under this
          Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission to notify the indemnifying party promptly will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
          Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include
                 --------  -------
          both the indemnified party and the indemnifying party, and the indemnified party, based upon the advice of such indemnified party's counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

               (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
          Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
          7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice
                                    --------  -------
          shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this
          Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.4  Termination of Conditions and Obligations. The conditions
               -----------------------------------------
precedent imposed by Section 5 or Section 7.2 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the Closing or at such time as an opinion of counsel reasonably satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5  Information Available. So long as the Registration Statement
               ---------------------
covering the resale of Shares owned by the Purchaser is effective, the Company will furnish to the Purchaser:

               (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with GAAP by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K, (iii) upon the request of the Purchaser, its Quarterly Reports on Form

          10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

                (b) upon the request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5; and

                (c) upon the request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser and/or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares.

          7.6   Blackout Periods. Notwithstanding anything to the contrary in
                ----------------
Section 5.8 or this Section 7, at any time after the Registration Statement has been declared effective, the Company may delay the filing of amendments and supplements to the Registration Statement and the disclosure of material non-public information concerning the Company, the filing or disclosure of which at the time is not, in the good faith opinion of the Company and its counsel, in the best interest of the Company (a "Grace Period"); provided, that the Company
                                     ------------    --------
shall promptly (i) notify the Purchasers in writing of the existence (but not the nature) of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Purchasers in writing in advance of, or on the same date on which, the Grace Period ends; and, provided further, that during any consecutive 365 day period, there shall be not
----------------
more than two Grace Periods, such Grace Periods in total not to exceed 45 days. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the date specified as the Grace Period ending date in the notice referred to in clause (ii). If at any time after the Registration Statement has been declared effective, the Company suspends the use of the Registration Statement by the Purchaser, other than during a permitted Grace Period as described above, the Company shall make payments to the Purchaser as provided in the next sentence as liquidated damages intended by the parties to compensate the Purchaser in part for the incremental costs and investment risks associated with holding the Shares as restricted securities and not as a penalty. The amount of payments shall be equal to 0.0833% of the Aggregate Price (as set forth in Section 2) for each day on which the Company has suspended the use of the Registration Statement by the Purchaser, other than during a permitted Grace Period. Nothing herein shall limit the rights of any Investor to pursue actual damages for the Investor's inability to sell any of the Registrable Securities into the public market for any reason described in this section.

          SECTION 8. Broker's Fee. The Purchaser acknowledges that the Company
                     ------------
intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

          SECTION 9.  Notices. All notices, requests, consents and other
                      -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

               (a)    if to the Company, to:

                            Trimeris, Inc.
                            3518 Westgate Drive, Suite 300
                            Durham, NC 27707
                            Attention: Robert R. Bonczek
                            Facsimile: (919) 419-1816

                      with a copy to:

                            Wilmer, Cutler & Pickering
                            2445 M Street
                            Washington, D.C. 20037-1420
                            Attention: John B. Watkins, Esq.
                            Facsimile: (410) 986-2828

                      or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

               (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

          SECTION 10. Changes. This Agreement may not be modified or amended
                      -------
except pursuant to an instrument in writing signed by the Company and the Purchaser.

          SECTION 11. Headings. The headings of the various sections of this
                      --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          SECTION 12. Severability. In case any provision contained in this
                      ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          SECTION 13. Governing Law. This Agreement shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York, without regard to conflict of laws.

          SECTION 14. Counterparts. This Agreement may be executed in two or
                      ------------
more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

          SECTION 15. Entire Agreement. This Agreement and the instruments
                      ----------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

          SECTION 16. Third Party Beneficiaries. This Agreement is intended for
                      -------------------------
the benefit of the parties hereto and their respective permitted successors and assigns, and, except as may be required under Section 7.3, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          SECTION 17. Assignment. This Agreement and the rights of the Purchaser
                      ----------
hereunder may not be assigned by Purchaser without the prior written consent of the Company (except (x) by operation of law; (y) by the Purchaser to its wholly owned subsidiary; or (z) by an investment advisor to a fund for which it is the advisor or by or among funds that are under common control or that share the same investment advisor or affiliates of the same investment advisor, provided that such assignee agrees to be bound by the terms of this Agreement) and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, heirs and legal representatives.

          SECTION 18. Limitation of Liability. A copy of the Agreement and
                      -----------------------
Declaration of Trust of each of Putnam OTC and Emerging Growth Fund; Putnam Variable Trust-Putnam VT OTC and Emerging Growth Fund; Putnam Funds Trust-Putnam Equity Fund 2000; and TH Lee, Putnam Investment Trust-TH Lee, Putnam Emerging Opportunities Portfolio, each of which is a series investment company that is a Massachusetts business trust, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of each such entity as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of such entities individually but are binding only upon the assets and property of such entities.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                             TRIMERIS, INC.


                                             By:________________________________
                                                Name:
                                                Title:


Print or Type:
                                             Name of Purchaser
                                              (Individual or Institution):

                                             ___________________________________

                                             Name of Individual representing
                                              Purchaser (if an Institution):

                                             ___________________________________

                                             Title of Individual representing
                                              Purchaser (if an Institution):

                                             ___________________________________


Signature by:
                                             Individual Purchaser or Individual
                                              representing Purchaser:

                                             ___________________________________

                                             Address:   ________________________

                                             Telephone: ________________________

                                             Facsimile: ________________________

                                  Schedule 4.7
                                  ------------

1. In September 2001, the Company entered into a Lease Assignment and Modification Agreement with Blue Cross and Blue Shield of North Carolina ("BCBS") and Hamad Jassim Althani ("Landlord") by which, effective December 31, 2001, BCBS assigned all rights, title and interest in the existing Lease with the Landlord for the office space at 3518 Westgate Drive, Suite 300, Durham, North Carolina (which the Company occupies) to the Company and extended the term of the existing Lease from December 31, 2001 until December 31, 2002.

2. On November 30, 2001, the Company entered into a Third Amendment to Lease Agreement with Hamad Jassim Althani ("Landlord") to extend the term of Lease for its office space at 3518 Westgate Drive, Suite 300, Durham, North Carolina from December 31, 2002 until December 31, 2003.

3. On December 14, 2001, the Company entered into an Agreement of Sublease for 18,903 square feet of additional laboratory space in a building adjacent to its present facilities at 4727 University Drive, Durham, North Carolina with Triangle Pharmaceuticals, Inc. The Lease expires on September 30, 2003 and is subject to standard terms and conditions found in lease arrangements.

The Company will file these three agreements as Exhibits to its Form 10-K for the year ending December 31, 2001.

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER
                     ---------------------------------------

                   (to be read in conjunction with the entire
                        Purchase Agreement which follows)


A.     Complete the following items on BOTH Purchase Agreements:

       1.   Page 21 - Signature:

            (i)    Name of Purchaser (Individual or Institution)

            (ii)   Name of Individual representing Purchaser (if an Institution)

            (iii)  Title of Individual representing Purchaser (if an
                   Institution)

            (iv) Signature of Individual Purchaser or Individual representing Purchaser

       2.   Appendix I - Investor Suitability Questionnaire and Registration
            ----------
            Statement Questionnaire:

            Provide the information requested by the Investor Suitability Questionnaire and Registration Statement Questionnaire.

       3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I (initially by facsimile
                                                         ----------------------
            with hard copy by overnight delivery) to:
            ------------------------------------

                   Lehman Brothers Inc.
                   The Sheraton Manhattan
                   790 Seventh Avenue
                   New York, New York 10019
                   Attention: Peter Bennett
                              Caroline Brady
                   Facsimile: 646-758-5254

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

            (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

            (ii)   must send a letter in the form of Appendix II to the Company
                                                     -----------
                   so that the Shares may be properly transferred.

                                                                      Appendix I

                                 TRIMERIS, INC.
                       INVESTOR SUITABILITY QUESTIONNAIRE
                       ----------------------------------

     Pursuant to Section 3 of the Agreement, please provide us with the following information:

     Trimeris, Inc., a Delaware corporation (the "Company"), will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can only be made by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an investor under federal and state securities laws.

     Please complete, sign, date and return one copy of this questionnaire in
            --------  ----  ----     ------
accordance with the instructions on the Summary Instruction Sheet for Purchaser on the previous page.

     Individual investors should complete only pages 2-5 and sign on page 9.
     --------------------
Other investors (partnerships, trusts, corporations, etc.) should complete only
---------------
pages 6-9. If the answer to any question is "none" or "not applicable", please so indicate.

     Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

Investor:         ______________________________________________________________
                  Exact name as it should appear on the stock certificate. If the name is a "nominee name", please so state and provide, in addition, the name of the legal owner.

Address:          ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________
                  Address for shareholder records. All notices and mailings will be made to this address. Indicate, if appropriate, the person at that address to whose attention the mailing should be directed.

                             I. INDIVIDUAL INVESTORS

         (INVESTORS OTHER THAN INDIVIDUALS SHOULD TURN TO PAGE 6)

1.       PERSONAL
         --------

         Name __________________________________________________________________

         Residence Address _____________________________________________________

         Home Telephone ________________________________________________________

         Date of Birth _________________________________________________________

         Social Security Number ________________________________________________

2.       BUSINESS
         --------

         Occupation ____________________________________________________________

         Number of Years _______________________________________________________

         Present Employer ______________________________________________________

         Position/Title ________________________________________________________

         Business Address ______________________________________________________

         Business Telephone ____________________________________________________

3.       RESIDENCE INFORMATION
         ---------------------

          (a) Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

                 _______________________________________________________________

                 _______________________________________________________________

          (b) Are you registered to vote in, or do you have a driver's license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

                 _______________________________________________________________

4.       INCOME
         ------

         (a) Was your individual income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

                           Yes _____         No _____

                  If no, please specify amount and indicate if income was individual or joint:

Last Year: $___________
                                 Year Before Last: $___________

         (b)      Do you reasonably expect either your own income from all
                                           ------
                  sources during the current year to exceed $200,000 or the
                                                                     --
                  joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

                           Yes _____         No _____  If not, please specify
                                                          amount _______________

                  What percentage of your income as shown above is anticipated to be derived from sources other than salary?_____________

5.       NET WORTH
         ---------

         Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000?

                           Yes _____         No _____  If not, please specify
                                                          amount _______________

         Will your investment in these securities exceed 10% of your net worth?

                           Yes _____   No


6.       AFFILIATION
         -----------

         If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

         _____________________________________________________________

         _____________________________________________________________

         _____________________________________________________________

7.   BUSINESS AND FINANCIAL EXPERIENCE
     ---------------------------------

     (a) Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

              --------------------------------------------------------

              --------------------------------------------------------

              --------------------------------------------------------

              --------------------------------------------------------

              --------------------------------------------------------

     (b) Are you purchasing the securities offered for your own account and for investment purposes only?

                       Yes                       No
                           -----                    -----

              If no, please state for whom you are investing and/or the reason for investing.

              --------------------------------------------------------

              --------------------------------------------------------

8.   FINANCIAL ADVISORS

     In evaluating this investment, will you be relying on the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

     Accountant:                --------------------------------

                                --------------------------------

                                --------------------------------


     Attorney:                  --------------------------------

                                --------------------------------

                                --------------------------------

         Other:                     --------------------------------

                                    --------------------------------

                                    --------------------------------


         PLEASE TURN TO PAGE 9 AND SIGN AND DATE THIS QUESTIONNAIRE

                          II. NON-INDIVIDUAL INVESTORS
                              ------------------------

  (Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership or other entity.)

IF INVESTMENT WILL BE MADE BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.
                               ----

1.       IDENTIFICATION
         --------------

         Name ________________________________________________________
                   (Exact name as it will appear on stock certificate)

         Address of Principal
            Place of Business ________________________________________

         State (or Country) of Formation
           or Incorporation __________________________________________

         Contact Person ______________________________________________

         Telephone Number (        )
                          ------------------------------

         Type of Entity (corporation, partnership, trust, etc.) ________________

         Taxpayer or Employer Identification Number  ___________________________

         Was entity formed for the purpose of this investment?

                  Yes                       No
                      -----                    -----

         If the answer is yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.       PROPOSED INVESTMENT
         -------------------

         Please indicate the amount of your proposed investment: $____________

         Please state the investing entity's approximate net worth at the time the securities will be purchased: $_______________

3.       DESCRIPTION OF INVESTOR
         -----------------------

         Please check the appropriate box to indicate which of the following describes the investing entity:

         [_]     a corporation or partnership with total assets in excess of
                $5,000,000, not organized for the purpose of this particular investment;

     [_]  private business development company as defined in Section
          202(a)(22) of the Investment Advisers Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

     [_] a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

     [_] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

     [_] a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire;

     [_] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

     [_] an insurance company as defined in Section 2(13) of the Securities Act of 1933;

     [_] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

     [_] a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

     [_] an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents;

     [_] a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934;

     [_] a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees; or

     [_]  Other.  Describe: __________________________________________
          ____________________________________________________________
          ____________________________________________________________

4.  INVESTMENT EXPERIENCE
    ---------------------

         Please provide general information concerning the business, financial and investment experience of the entity and investment manager of such entity.

         -------------------------------------------------------------

         -------------------------------------------------------------

         -------------------------------------------------------------

                                 III. SIGNATURE
                                      ---------

     The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

         Executed  at ___________________, on  _________________, 2002.


                                                     ___________________________
                                                     (Signature)

         ____________________________________
                                                     (Title if for Entity)

                                                                      Appendix I


                                 TRIMERIS, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE
                      -------------------------------------

                  In connection with the preparation of the Registration Statement, please provide us with the following information:

                  1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

                  ___________________________________________

                  2. Please provide the number of shares of Trimeris, Inc. that you or your organization will beneficially own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

                  ___________________________________________

                  3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                  _____ Yes                 _____ No

                  If yes, please indicate the nature of any such relationships below:

                  ______________________________________________________________

                  ______________________________________________________________

                  4. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

                  Answer:  [___] Yes    [___] No     If "yes," please describe
below

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         NASD Member.  The term "NASD member" means either any broker or dealer
         -----------
admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

         Control. The term "control" (including the terms "controlling,"
         -------
"controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

         Person Associated with a member of the NASD. The term "person
         -------------------------------------------
associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

         Underwriter or a Related Person. The term "underwriter or a related
         -------------------------------
person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

                                                                     APPENDIX II

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                   ------------------------------------------

            The undersigned, [an officer of, or other person duly authorized by]

____________________________________________________________________

            [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such,

sold such shares on __________________ in accordance with

                      [date]

Registration Statement number _____________________________________

                      [fill in the number of or otherwise identify Registration Statement]

and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.


Print or Type:

          Name of Purchaser
            (Individual or
            Institution):        ______________________

          Name of Individual
            Representing
            Purchaser (if an
            Institution):        ______________________

          Title of Individual
            Representing
            Purchaser (if an
            Institution):        ______________________

Signature by:

          Individual Purchaser
            or Individual repre-
            senting Purchaser:   ______________________

                                      II-1